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                                                                   EXHIBIT 10.21


                             STOCK OPTION AGREEMENT

                  THIS AGREEMENT is made by and between PFSWEB, INC., a Delaware corporation (hereinafter referred to as "COMPANY") and the individual whose name and signature appear on the signature page hereof (hereinafter referred to as "HOLDER"):

                  WHEREAS, the Company wishes to evidence the issuance to the Holder of the Options set forth herein; and

                  WHEREAS, in addition to the terms and provisions set forth herein, this Option shall be subject to, and governed in accordance with, the terms and provisions of the Company's Stock Option Plan (the "PLAN") (the terms of which are hereby incorporated by reference and made a part of this Agreement);

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

I. DEFINITIONS

                  Except as otherwise defined herein, terms defined in the Plan shall have the same meaning when used herein.

II. GRANT OF OPTION

                  2.1 GRANT OF OPTION. For good and valuable consideration, effective as of the date set forth on the signature page hereof as the "Date of Grant" (the "DATE OF GRANT"), the Company hereby grants to the Holder the option to purchase any part or all of the number of shares of the Company's Common Stock, $.001 par value (the "COMMON STOCK") set forth on the signature page hereof, subject to and upon the terms and conditions set forth in the Plan and this Agreement.

                  2.2 PURCHASE PRICE. The purchase price per share of the shares of Common Stock covered by the Option shall be the Purchase Price set forth on the signature page hereof, without commission or other charge.

                  2.3 CONSIDERATION TO COMPANY. In consideration of the granting of this Option by the Company, the Holder agrees to render faithful and efficient services to the Company, a Parent Corporation or a Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe. Nothing in this Agreement or in the Plan shall confer upon the Holder any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporation and its Subsidiaries, which are hereby expressly reserved, to discharge the Holder at any time for any reason whatsoever, with or without cause.

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                  2.4 ADJUSTMENTS IN OPTION. In the event that the outstanding shares of Common Stock subject to the Option are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split up, spin-off, stock dividend or combination of shares or other recapitalization or reorganization, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable. Such adjustment in the Option shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in the Option price per share. Any such adjustment made by the Committee shall be final and binding upon the Holder, the Company and all other interested persons.

                  2.5 NON-QUALIFIED STOCK OPTION. This Option shall be deemed a non-qualified stock option under the Code.

III. PERIOD OF EXERCISABILITY

                  3.1      COMMENCEMENT OF EXERCISABILITY.

                           (a) Except as otherwise set forth in any authorized
appendix to the signature page hereto, the Option shall vest and become exercisable as follows:

                           (i) on the Date of Grant, the Option shall not be
vested and shall not be exercisable as to any of the Shares subject hereto;

                           (ii) on the 91st day from the Date of Grant, the
Option shall be fully vested and exercisable as to 25% of the original Shares subject hereto;

                           (iii) on the 181st day from the Date of Grant, the
Option shall be fully vested and exercisable as to an additional 25% of the original Shares subject hereto;

                           (iv) on the 271st day from the Date of Grant, the
Option shall be fully vested and exercisable as to an additional 25% of the original Shares subject hereto; and

                           (v) on the date which is one year from the Date of
Grant, the Options shall be fully vested and exercisable as to all of the original Shares subject hereto.

                           (b) Except as otherwise set forth in the Plan, no
portion of the Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

                  3.2 DURATION OF EXERCISABILITY. The installments provided for in Section 3.1 are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.



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                  3.3 EXPIRATION OF OPTION. Subject to the terms and provisions of the Plan, the Option may not be exercised to any extent by anyone after the first to occur of the following events:

                           (i) The expiration of ten (10) years from the Date of
Grant;

                           (ii) The date of the Holder's Termination of
Employment for any reason, other than death or disability (within the meaning of Section 22(e)(3) of the Code), unless the Committee otherwise elects to permit the exercise of such Option for a period of time thereafter; provided, however
(a) such period of time shall end no later than ten years from the Date of Grant, and (b) the Committee may make such elections in such manner as it deems appropriate, which may be non-uniform and selective, and based upon such factors as it deems relevant;

                           (iii) With respect to an Option held by an Holder who
is disabled (within the meaning of Section 22(e)(3) of the Code), the expiration of one year from the date of the Holder's Termination of Employment for any reason other than death, unless the Holder dies within said one-year period;

                           (iv) The expiration of one year from the date of the
Holder's death with respect to all Options held by such Holder; and

                           (v) With respect to all Options, and notwithstanding
any other provision contained herein, the date of the Holder's Termination of Employment in the event such Termination is for "cause".

                  3.4 ACCELERATION OF EXERCISABILITY. In the event of the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person of all or substantially all of the Company's assets or eighty percent (80%) or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, the Committee may, in its absolute discretion and upon such terms and conditions as it deems appropriate, provide by resolution, adopted prior to such event, that at some time prior to the effective date of such event this Option shall be exercisable as to all or a portion of the shares covered hereby, notwithstanding that this Option may not yet have become fully exercisable under Section 3.1(a); provided, however, that the Committee may, in its sole discretion, forego such acceleration of exercisability if:

                           (i) This Option becomes unexercisable under Section
3.3 prior to said effective date; or

                           (ii) In connection with such an event, provision is
made for an assumption of this Option or a substitution therefor of a new option by an employer corporation or a parent or subsidiary of such corporation, so that such assumption or substitution complies with the provisions of Section 424(a) of the Code.



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                           The Committee may make such determinations and adopt
such rules and conditions as it, in its absolute discretion, deems appropriate in connection with such acceleration of exercisability, including, but not by way of limitation, provisions to ensure that any such acceleration and resulting exercise shall be conditioned upon the consummation of the contemplated corporate transaction, and determinations regarding whether provisions for assumption or substitution have been made as defined in clause (ii) above.

IV. EXERCISE OF OPTION

                  4.1 PERSON ELIGIBLE TO EXERCISE. During the lifetime of the Holder, only he or she may exercise the Option or any portion thereof. After the death of the Holder, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by his or her personal representative or by any person empowered to do so under the Holder's will or under the then applicable laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit the transfer of this Option, in whole or in part, and the exercise thereof by any transferee thereof.

                  4.2 PARTIAL EXERCISE. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3; provided, however, that each partial exercise shall be for not less than one-hundred (100) shares (or the minimum installment set forth in Section 3.1, if a smaller number of shares) and shall be for whole shares only.

                  4.3 MANNER OF EXERCISE. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following (except as otherwise waived by such officer) prior to the time when the Option or such portion becomes unexercisable under Section 3.3:

                           (a) Notice in writing signed by the Holder or the
other person then entitled to exercise the Option or portion, stating that the Option or portion is thereby exercised, such notice complying with all applicable rules established by the Committee; and

                           (b) (i) Full payment (in cash or by check) for the
shares with respect to which such Option or portion is exercised; or

                                    (ii) With the consent of the Committee, (A)
shares of the Company's Common Stock owned by the Holder duly endorsed for transfer to the Company or (B) subject to the requirements of Section 5.4 of the Plan, shares of the Company's Common Stock issuable to the Holder upon exercise of the Option, in each case, with a fair market value (as determined under Section 4.2(b) of the Plan) on the date of Option exercise equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or



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                                    (iii) With the consent of the Committee, a
promissory note duly executed and delivered by the Holder in the principal amount of the exercise price thereof, or any portion thereof, in each case upon such terms and conditions (including without limitation, terms regarding rates of interest, payment schedule, collateral or other security) as the Committee may establish in its sole and absolute discretion; or

                                    (iv) With the consent of the Committee, any
combination of the consideration provided in the foregoing subsections (i), (ii) and (iii);

                           (c) A bona fide written representation and agreement,
in a form satisfactory to the Committee, signed by the Holder or other person then entitled to exercise such Option or portion, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Holder or other person then entitled to exercise such Option or portion will indemnify the Company against, and hold it free and harmless from, any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired upon exercise of an Option does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of this Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

                           (d) Full payment to the Company (or other employer
corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; provided, however, with the consent of the Committee, any combination of the consideration provided in the foregoing subsections (i), (ii) and (iii) of the preceding paragraph (b) may be used to make all or part of such payment; and

                           (e) In the event the Option or portion shall be
exercised pursuant to Section 4.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option.

                  4.4 CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The shares of stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall



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be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions (except as otherwise waived by the Committee):

                           (a) The admission of such shares to listing on all
stock exchanges on which such class of stock is then listed; and

                           (b) The completion of any registration or other
qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

                           (c) The obtaining of any approval or other clearance
from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

                           (d) The payment to the Company (or other employer
corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option; and

                           (e) The lapse of such reasonable period of time
following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

                  4.5 RIGHTS AS A SHAREHOLDER. The holder of the Option shall not be, nor have any of the rights or privileges of, a shareholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

V. OTHER PROVISIONS

                  5.1 ADMINISTRATION. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Holder, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option.

                  5.2 OPTION NOT TRANSFERABLE. Neither the Option nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of



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law by judgment, levy, attachment, garnishment of any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, permit the holder of this Option to transfer such Option, or any portion thereof, to such holder's spouse, lineal descendent or trust established for the benefit thereof or any other person or entity.

                  5.3 SHARES TO BE RESERVED. The Company shall at all times during the term of the Option reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

                  5.4 NOTICES. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary, and any notice to be given to the Holder shall be addressed to him or her at the address given beneath his or her signature hereto. By a notice given pursuant to this Section 5.4, either party may hereafter designate a different address for notices to be given to such party. Any notice which is required to be given to the Holder shall, if the Holder is then deceased, be given to the Holder's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.4. Any notice shall be deemed duly given upon receipt and shall be delivered by hand, reputable overnight courier or deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

                  5.5 TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

                  5.6 TERMS OF THE PLAN. All of the terms and provisions of the Plan are incorporated herein by reference as if fully set forth at length herein, and the Holder acknowledges receipt and review of the Plan. In the event of any conflict or inconsistency between the Plan and the terms set forth herein, the same shall be determined and interpreted by the Committee, whose determination and interpretation shall be final and binding in all respects and upon all interested persons.

                  5.7 NOTIFICATION OF DISPOSITION. The Holder shall give prompt notice to the Company of any disposition or other transfer of any shares of stock acquired upon exercise of this Option if such disposition or transfer is made (a) within two (2) years from the date of grant of the Option with respect to such shares so exercised or (b) within one (1) year after the exercise of the Option with respect to such shares. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Holder in such disposition or other transfer.

                                   ***********



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                           STOCK OPTION SIGNATURE PAGE

         In Witness Whereof, effective as of the Date of Grant, the Company and the undersigned Holder have executed and delivered this Option.

Date of Grant:                                  December 5, 2001
Name of Holder:                                 Mark C. Layton
Number of Shares:                               180,587
Exercise Price Per Share:                       $0.91
Option Certificate Number:                      NP2-100



HOLDER:                                    PFSWEB, INC.


By:                                        By:
   ---------------------------------          ---------------------------------
   Signature of Holder                        Its: Secretary



-----------------------------------
        Address of Holder



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